Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

TIDEWATER ANNOUNCES PROPOSED PUBLIC OFFERING OF COMMON STOCK

HOUSTON, November 8, 2022 - Tidewater Inc. (NYSE: TDW) (the “Company” or “Tidewater”) today announced the commencement of a registered underwritten public offering of up to 3,987,914 shares of its common stock. The Company intends to use the net proceeds from the offering (before expenses) to repurchase from Banyan Overseas Limited (“Banyan”) a number of warrants exercisable for shares of the Company’s common stock (“Warrants”) equal to the number of shares of the Company’s common stock sold in the offering. The Warrants were issued to Banyan in connection with the Company’s acquisition of all of the issued and outstanding shares of Swire Pacific Offshore Holdings Limited (now known as Tidewater Offshore Holdings Limited) from Banyan.

Morgan Stanley is acting as the sole underwriter for the offering. The offering is subject to market and other customary closing conditions, and there can be no assurance as to whether or when the offering may be completed.

The shares of common stock described above are being offered pursuant to a shelf registration statement on Form S-3 (File No. 333-234686), including a base prospectus, which was previously filed by the Company with the Securities and Exchange Commission (“SEC”) and declared effective on July 20, 2021. A preliminary prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. When available, copies of the preliminary prospectus supplement and the accompanying prospectus may also be obtained by contacting: Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, Second Floor, New York, New York 10014.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Tidewater

Tidewater owns and operates one of the largest fleets of offshore support vessels in the industry, with more than 65 years of experience supporting offshore energy exploration, production, generation and offshore wind activities worldwide.

Forward-Looking Statements

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Tidewater notes that certain statements set forth in this press release contain forward-looking statements that reflect our current view with respect to future events and future financial performance. Forward-looking statements are all statements other than statements of historical fact, which can generally be identified by the use of such terminology as “may,” “can,” “potential,” “expect,” “project,” “target,” “anticipate,” “estimate,” “forecast,” “believe,” “think,” “could,” “continue,” “intend,” “seek,” “plan,” and similar expressions, and are not guarantees or assurances of future performance or events. Such statements include, but are not limited to, statements relating to the timing, size and completion of our proposed offering and our intended use of proceeds. All such forward-looking statements are subject to risks and uncertainties, many of which are beyond the control of the Company, and our future results of operations could differ materially from our historical results or current expectations reflected by such forward-looking statements. Investors should carefully consider the risk factors described in detail in the Company’s most recent Form 10-K, most recent Form 10-Q, and in similar sections of other filings made by the Company with the SEC from time to time. The Company’s filings can be obtained free of charge on the SEC’s website at www.sec.gov. Except to the extent required by law, the Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained in this press release to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements and written and oral forward-looking statements attributable to the Company or its representatives after the date of this release are qualified in their entirety by the cautionary statements contained in this paragraph and in other reports filed by the Company with the SEC.

Contacts

Tidewater Inc.

West Gotcher

Vice President, Finance and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.